Exhibit 10.26Y

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWENTY-EIGHTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Twenty-eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, Customer has previously purchased and CSG provides Data Publisher Vantage Edition for Customer’s use solely for Legacy TWC, pursuant to the Agreement; and

WHEREAS, Customer desires CSG to provide and CSG agrees to expand Data Publisher Vantage Edition to be available for all Connected Subscribers.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Effective Date of this Amendment (defined below):

1.	Upon execution of this Amendment, CSG will provide Data Publisher Vantage Edition for Customer’s Connected Subscribers

2.

As a result, Schedule F of the Agreement, “Fee Schedule,” “1. CSG SERVICES,” Section V, “Advanced Reporting,” Section D., “CSG Data Publisher,” shall be deleted in its entirety and replaced as follows:

D.	CSG Data Publisher

Description of Item/Unit of Measure	Frequency	Fee
1.CSG Data Publisher – Vantage Edition
a.Vantage Edition Implementation Fee (Note 1) (Note 2)	[********]	[*****]
b.Vantage Edition Maintenance Fees (Note 3)	[*******]	$[*********]
2.CSG Data Publisher – File Edition
a.File Edition Implementation Fee (Note 4) (Note 5)	[********]	[*****]
b.File Edition Maintenance Fees-Initial Data Publisher Objects (Note 6) (Note 7)	[*******]	$[*********]
c.File Edition Maintenance Fees-Additional Data Publisher Objects (per [******]) (Note 2) (Note 6) (Note 8)	[*******]	$[******]

Exhibit 10.26Y

Note 1: The CSG Data Publisher – Vantage Edition is available for Legacy TWC pursuant to an executed Statement of Work (CSG document no. 4100611) and expanded for all Connected Subscribers to be implemented as described in that certain Statement of Work to be executed by the parties (CSG document no. 4129234).  CSG Data Publisher - Vantage Edition is not available for Non-ACP Subscribers.  In the event Customer requests utilization of the Data Publisher – Vantage Edition be made available for all or any portion of Customer’s Non-ACP Subscribers or such Non-ACP-related systems, such Services shall be made available pursuant to one or more mutually agreed upon Statements of Work, subject to Implementation Fees, and amendments to the Agreement.  Reimbursable Expenses are additional.

Note 2: In the event Customer requests additional CSG Data Publisher Objects, such requests shall be set forth in a separate Statement of Work and/or amendment, as applicable.

Note 3: Vantage Edition Maintenance Fees will include up to [***** (**) *****] per [*****] of additional support for activities outside of administration, issue resolution and general maintenance of CSG Data Publisher – Vantage Edition.  Any additional support in excess of such [***** (**) *****] per [*****] must be set forth in a separate Statement of Work.

Note 4: In the event Customer requests utilization of the Data Publisher – File Edition be made available for all or any portion of Customer’s Non-ACP Subscribers or such Non-ACP-related systems, such Services shall be made available pursuant to one or more mutually agreed upon Statements of Work, subject to Implementation Fees, and amendments to the Agreement.  Reimbursable Expenses are additional.

Note 5: In the event, Customer requests additional CSG Data Publisher Objects-File Edition, such requests shall be set forth in a separate Statement of Work and/or amendment, as applicable.

Note 6: File Edition Maintenance Fees will include up to [****** (**) *****] per [*****] of additional support for activities outside of administration, issue resolution and general maintenance of CSG Data Publisher – File Edition.  Any support in excess of such [****** (**) *****] per [*****] shall be set forth in a separate Statement of Work.

Note 7:  For clarification purposes, File Edition Maintenance Fees-Initial Data Publisher Objects cover up to [*********** (**)] CSG Data Publisher Objects delivered within Data Publisher-File Edition.

Note 8:  File Edition Maintenance Fees for Additional Data Publisher Objects are applicable for each CSG Data Publisher Object delivered within Data Publisher - File Edition in excess of the Initial Data Publisher Objects.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the “Amendment Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: Mike Ciszek	Title: Gregory L. Cannon
Name: SVP - Billing Strategy and Operation	Name: SVP, Secretary & General Counsel
Date: 5/30/19	Date: 5/31/19